103 P1 12/20

SUPPLEMENT DATED DECEMBER 9, 2020

TO THE PROSPECTUS DATED JANUARY 1, 2020

OF

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Effective January 1, 2021, the prospectus will be amended as follows:

I. The portfolio management team under the “FUND SUMMARY – Portfolio Managers” section in the prospectus will be replaced with the following:

Portfolio Managers

Harlan B. Hodes Executive Vice President/Portfolio Manager-Research Analyst of Investment Counsel and portfolio manager of the Fund since 2007.

David A. Tuttle, CFA Vice President/Portfolio Manager-Research Analyst of FTIC and portfolio manager of the Fund since 2015.

Heather Waddell, CFA Senior Vice President/Portfolio Manager - Research Analyst of Investment Counsel and portfolio manager of the Fund since January 2021.

III. The portfolio management team under the “Fund Details – Management” section in the prospectus will be replaced with the following:

The Fund is managed by a team of dedicated professionals focused on global investments. The portfolio managers of the team are as follows:

Harlan B. Hodes Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel

Mr. Hodes has been a portfolio manager of the Fund since 2007 and assumed the duties of lead portfolio manager of the Fund in 2011. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 2001.

David A. Tuttle, CFA Vice President/Portfolio Manager-Research Analyst of FTIC

Mr. Tuttle has been a portfolio manager of the Fund since 2015, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2002.

Heather Waddell, CFA Senior Vice President/Portfolio Manager - Research Analyst of Investment Counsel

Ms. Waddell has been a portfolio manager of the Fund since January 2021, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton in 1996.

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Please keep this supplement with your prospectus for future reference.